UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

FEBRUARY 24, 2022

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c).     Effective February 24, 2022, the Board of Directors of Empire Petroleum Corporation (the “Company”) appointed Eugene Sweeney, age 54, as Chief Operating Officer of the Company. Mr. Sweeney will report to Thomas Pritchard, Chief Executive Officer, and Michael Morrisett, President.

From May 2021 until his promotion, Mr. Sweeney first served as Vice President – Operations and then Chief Operations Officer for the Company, during which he oversaw the operational transition of the assets the Company purchased from XTO Holdings, LLC, a subsidiary of ExxonMobil. From 2018 to 2021, Mr. Sweeney served as Vice President – Well Interventions for Cudd Energy Services, an oil and gas service company and subsidiary of RPC, Inc. (NYSE). From 2010 to 2018, Mr. Sweeney served as a Central Operations and Engineering Leader for BP.

Mr. Sweeney has a Bachelor’s Degree of Science in Mechanical Engineering from Massachusetts Institute of Technology, a Master’s Degree of Industrial Engineering from University of Michigan, and a Master’s Degree of Petroleum Engineering from Texas A&M University. Mr. Sweeney is a licensed Texas Professional Engineer, a Certified Petroleum Engineer of the Society of Petroleum Engineers (SPE), and a member of the Society of Petroleum Evaluation Engineers (SPEE). Mr. Sweeney also has several patents relating to analytical flow methods and downhole tool design.

As Chief Operating Officer, Mr. Sweeney will earn a base salary of $260,000 per year. He will be eligible to receive annual bonuses at the discretion of the Board of Directors of the Company. He will also be eligible for equity awards under the Company’s 2021 Stock and Incentive Compensation Plan at the discretion of the Board of Directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: February 28, 2022	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President

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